GOLDMAN SACHS TRUST II

Class R6 Shares of the

Goldman Sachs Strategic Multi-Asset Class Funds

Goldman Sachs Multi-Manager Global Equity Fund

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Goldman Sachs Multi-Manager Real Assets Strategy Fund

(the “Funds”)

Supplement dated March 19, 2020 to the

Prospectus and Statement of Additional Information (the “SAI”),

each dated February 28, 2020

Effective May 29, 2020, Kent Clark will be retiring from Goldman Sachs and will no longer serve as a portfolio manager for the Funds. Neill Nuttall, Kate El-Hillow and Betsy Gorton will continue to serve as portfolio managers for the Funds. Yvonne Woo will continue to serve as portfolio manager for the Goldman Sachs Real Assets Strategy Fund.

Accordingly, effective May 29, 2020, all references to Mr. Clark in the Prospectus and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectus and SAI for future reference.

SMACTBDSTK 03-20